EXHIBIT 10ff
Execution Copy

March 9, 2011

Twin Disc, Incorporated
1328 Racine Street
Racine, Wisconsin  5340311208
Attention: Mr. Christopher J. Eperjesy

Re:           Amendment No. 5 to Note Agreement

Ladies and Gentlemen:

This letter amendment (this “Letter”) makes reference to that certain Note Agreement, dated as of April 10, 2006 (as amended by Amendment No. 1 thereto dated March 1, 2007, Amendment No. 2 thereto dated August 22, 2007, Amendment No. 3 thereto dated February 19, 2009 and Amendment No. 4 thereto dated May 27, 2009, the “Note Agreement”), among The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Security Benefit Life Insurance Company, Inc., American Skandia Life Assurance Corporation, Mutual of Omaha Insurance Company (collectively, the “Holders” and each, a “Holder”) and Twin Disc, Incorporated, a Wisconsin corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement, as amended hereby.

The Company has requested that the Holders amend the Note Agreement as set forth below.  Subject to the terms and conditions hereof, the Holders are willing to agree to such requests.

Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.                                Amendments. Effective upon the Effective Date (as defined in Section 2 below), the Holders party hereto and the Company agree that the Note Agreement is amended as follows:

1.1.           The definition of “Permitted Indebtedness” in paragraph 10B of the Note Agreement is amended by deleting the “and” after clause (v) thereof and adding the following after clause (vi) thereof:

“; and (vii) the Additional Standard Chartered Credit Facility.

1.2.           The definition of “Permitted Liens” in paragraph 10B of the Note Agreement is amended by deleting the “and” at the end of clause (v) thereof, renumbering clause (vi) thereof as clause (vii), and adding a new clause (vi) thereto as follows:

“(vi)           Liens evidenced by the Standard Chartered Debenture securing solely the Indebtedness of Twin Disc (Far East) Ltd. owed to Standard Chartered Bank described on Schedule 10B and under the Additional Standard Chartered Credit Facility; provided such Liens are upon only the assets of Twin Disc (Far East) Ltd. and no assets of the Company are pledged or subject to Liens under the Standard Chartered Debenture; and”

1.3.           Paragraph 10B of the Note Agreement is amended by adding the following new definitions thereto as follows:

“Additional Standard Chartered Credit Facility” shall mean a credit facility by and between Twin Disc (Far East) Ltd., as borrower, and Standard Chartered Bank, as lender, providing for a credit facility with maximum available funds not to exceed SGD800,000 at any time.

“Standard Chartered Debenture” shall mean that certain debenture registered in the amount of SGD3,500,000 executed by Twin Disc (Far East) Ltd. covering the assets of Twin Disc (Far East) Ltd.

SECTION 2.                                Effectiveness.  The amendments in Section 1 of this Letter shall become effective on the date (the “Effective Date”) of satisfaction of the following:

(a)           Receipt by each Holder party hereto of counterparts of this Letter executed by the Company and the Required Holders;

(b)           Receipt by each Holder party hereto of a copy of an amendment or consent under the Credit Agreement, modifying the Credit Agreement consistent with the amendments set forth herein and otherwise in form and substance satisfactory to the Required Holders, duly executed by the Company and the Bank, and such amendment or consent shall be in full force and effect; and

(c)           All corporate and other proceedings in connection with the transactions contemplated by this Letter shall be satisfactory to the Required Holders, and each Holder party hereto shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

SECTION 3.                                Representations and Warranties. The Company represents and warrants to the Holders that, after giving effect hereto (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of the execution and delivery of this Letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) no Event of Default or Default exists and (c) neither the Company nor any of its Subsidiaries has paid or agreed to pay, and neither the Company nor any of its Subsidiaries will pay or agree to pay, any fees or other consideration to any Person in connection with the amendment referenced in Section 2(b) hereof.

SECTION 4.                                Reference to and Effect on Note Agreement.  Upon the effectiveness of the amendments made in this Letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this Letter.  Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  The Company hereby represents and warrants that all necessary or required consents to this Letter have been obtained and are in full force and effect.  Except as specifically stated in Section 1 of this Letter, the execution, delivery and effectiveness of this Letter shall not (a) amend the Note Agreement or any Note, (b) operate as a waiver of any right, power or remedy of the holder of any Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or any Note at any time.  The execution, delivery and effectiveness of this Letter shall not be construed as a course of dealing or other implication that any Holder has agreed to or is prepared to grant any amendments to the Note Agreement or any Note in the future, whether or not under similar circumstances.

SECTION 5.                                Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any Holder, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by the Holders in connection with this Letter or the transactions contemplated hereby, in enforcing any rights under this Letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Letter or the transactions contemplated hereby.  The obligations of the Company under this Section 5 shall survive transfer by any Holder of any Note and payment of any Note.

SECTION 6.                                Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 7. Counterparts; Section Titles.  This Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together  shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Letter. The section titles contained in this Letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

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Very truly yours,

THE PRUDENTIAL INSURANCE COMPANY

   OF AMERICA

By: ___________________________________

Vice President

PRUCO LIFE INSURANCE COMPANY

By:  ___________________________________
Vice President

PRUCO LIFE INSURANCE COMPANY OF

  NEW JERSEY

By:  ___________________________________
Vice President

SECURITY BENEFIT LIFE INSURANCE
  COMPANY, INC.

By:           Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:           Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  ______________________________
Vice President

AMERICAN SKANDIA LIFE ASSURANCE
  CORPORATION

By:           Prudential Investment Management, Inc.,
as investment manager

By:  ______________________________
Vice President

MUTUAL OF OMAHA INSURANCE
  COMPANY

By:           Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:           Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  ______________________________
Vice President

THE LETTER IS AGREED TO

AND ACCEPTED BY:

TWIN DISC, INCORPORATED

By:______________________________
Name: ___________________________
Title: ____________________________